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                                                                   EXHIBIT 10.15

                                                                Warrant No. PA-1

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. SUCH SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT.

                               AIRWEB CORPORATION

                                     WARRANT
                          TO PURCHASE 3,000,000 SHARES
                                       OF
                            SERIES A PREFERRED STOCK

AUGUST 9, 1999

       THIS CERTIFIES that, for value received, Aether OpenSky Investments LLC (the "HOLDER"), is entitled, upon the terms and subject to the conditions hereinafter set forth, at any time after August 9, 1999 (the "EFFECTIVE DATE") and prior to the Expiration Date (as defined below), to subscribe for and purchase from AirWeb Corporation, a Delaware corporation (the "COMPANY"), 3,000,000 fully paid non-assessable shares of the Company's Series A Preferred Stock ("SERIES A PREFERRED") at an exercise price of $0.83 1/3 per share (the "EXERCISE PRICE"). The Exercise Price and the number of shares issuable will be reduced as a result of any partial exercise of this Warrant and will be subject to adjustment under the terms hereof.

       The right to exercise this Warrant will terminate on the Expiration Date. The "EXPIRATION DATE" shall mean the earlier to occur of (i) 5:00 p.m., Pacific Standard Time, on January 31, 2000; (ii) fifteen (15) days after the closing date of a public offering of the common stock of Aether OpenSky Investments LLC pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "ACT"); (iii) the last business day immediately preceding the closing date of a public offering of the Company's common stuck pursuant to an effective registration statement under the Act (an "IPO"); or (iv) the last business day immediately preceding the closing date of any sale by the Company of all or substantially all its assets or a merger or consolidation of the Company with or into another corporation as a result of which the shareholders of the Company will hold less than 50% of the voting equity securities of the surviving corporation (collectively, a "SALE OF THE COMPANY").

       1. Transfer of Warrant. This Warrant is for the benefit of the Holder only, and may not be transferred or assigned without the prior written consent of the Company except to the Holder's parent, Aether Technologies International LLC (or its successor in interest).

       2. Exercise of Warrant. The purchase rights represented by this Warrant are exercisable by the Holder hereof, in whole at any time or in part from time to time after the Effective Date and before the Expiration Date by the surrender of this Warrant, together with the Notice of Exercise attached hereto duly completed and executed at the principal executive office of the Company (or


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such other office or agency of the Company as it may designate by notice in writing to the Holder hereof at the address of such holder appearing on the books of the Company), and upon payment of the purchase price of the shares thereby purchased (by cash or by check or bank draft payable to the order of the Company and/or by cancellation of indebtedness of the Company to the holder hereof, if any, at the time of exercise in an amount equal to the purchase price of the shares thereby purchased); whereupon the holder of this Warrant shall be entitled to receive a certificate for the number of shares so purchased; provided that the Company will place on each certificate a legend substantially the same as that appearing on this Warrant, in addition to any legend required by any applicable state or federal law. If this Warrant is exercised in part, the Company will issue to the holder hereof a new Warrant upon the same terms as this Warrant but for the balance of shares for which this Warrant remains exercisable. The Company agrees that upon exercise of this Warrant the holder surrendering this Warrant shall be deemed to be the record owner of the shares issued upon exercise as of the close of business on the date on which this Warrant shall have been exercised as aforesaid. Certificates for shares purchased hereunder shall be delivered to the holder hereof within a reasonable time after the date on which this Warrant shall have been exercised as aforesaid.

       The Company covenants that all shares which may be issued upon the exercise of rights represented by this Warrant will, upon exercise of the rights represented by this Warrant, be fully paid and nonassessable and free from all preemptive rights, taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occuring contemporaneously with such issue) and that all shares of common stock which may he issued upon conversion of such shares will, upon such conversion, be fully paid and non-assessable and free from all preemptive rights, taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

       3. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. In lieu thereof, the Company shall pay cash equal to any such fractional shares, based upon the applicable exercise price.

       4. No Rights as Stockholder. This Warrant does not entitle the holder hereof to any voting rights or other rights as a stockholder of the Company prior to the exercise hereof.

       5. Loss, Theft, Destruction or Mutilation of Warrant. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new Warrant of like tenor (but with no additional rights or obligations) and dated as of such cancellation, in lieu of this Warrant.

       6. Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday or a Sunday or shall be a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a Saturday, Sunday or legal holiday.


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       7.     Cash Distributions. No adjustment will be made to the Exercise
Price on account of cash dividends or interest on the Company's Series A Preferred Stock or any other securities that may become purchasable hereunder.

       8. Notice of IPO or Sale of the Company. In the event that the Company shall propose at any time to effect an IPO or a Sale of the Company, the Company shall send to the Holder at least ten (10) days' prior notice of the date on which the same shall take place. Each such written notice shall be given by first class mail, postage prepaid, addressed to the Holder at the address shown on the Company's books for the Holder.

       9.     Adjustment of Warrant Shares and Purchase Price.

              (a) In case the Company shall at any time after the date of this Warrant subdivide (by way of a stock split) or declare a stock dividend or combine the outstanding shares of Series A Preferred Stock for which this Warrant is exercisable, the Exercise Price shall forthwith be proportionately decreased in the case of a subdivision or stock dividend or increased in the case of a combination and the number of shares deliverable upon the exercise of this Warrant shall be determined by (i) dividing the purchase price in effect prior to such adjustment by the purchase price as adjusted, and (ii) multiplying the resulting quotient by the number of shares deliverable upon exercise of this Warrant immediately prior to such adjustment.

              (b) In case, at any time after the date of this Warrant, of any capital reorganization, or any reclassification of the stock of the Company (other than a change in par value or as a result of a stock dividend or subdivision, split-up or combination of shares), or the consolidation or merger of the Company with or into another person (other than a consolidation or merger in which the Company is the continuing entity and which does not result in any change in the Series A Preferred Stock or other securities for which this Warrant is then exercisable), this Warrant (unless it terminates upon the consummation of such event), after such reorganization, reclassification, consolidation or merger, shall be exercisable into the kind and number of shares of stock or other securities or property of the Company or of the entity resulting from such consolidation or surviving such merger to which such holder would have been entitled if immediately prior to such reorganization, reclassification, consolidation or merger, it had exercised this Warrant. The provisions of this subparagraph (b) shall similarly apply to successive reorganizations, reclassifications, consolidations or mergers.

       10. Reservation and Issuance of Shares. The Company will at all times after the Effective Date keep reserved for issuance upon exercise of this Warrant the number of shares of Series A Preferred Stock of the Company issuable upon full exercise hereof, and will also at all times after the Effective Date keep reserved for issuance, the number of shares of common stock which are then issuable upon conversion of such shares that are issuable upon full exercise hereof. The Company covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necesssary certificates for shares of the Company upon the exercise of the purchase rights under this Warrant.

       11. Waiver and Amendment. Neither this Warrant nor any term hereof may be changed, waived, discharged or terminated orally. Any term of this Warrant may be amended and the


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observance of any such term may be waived (either generally or in a particular instance, and either retroactively or prospectively) with the written consent of the Company and the Holder.

       12. Communications. All notices or other communications hereunder shall be in writing and shall be given by registered or certified mail (postage prepaid and return receipt requested) or sent by a recognized overnight delivery service that can provide proof of delivery upon request addressed to the Holder or the Company at their respective addresses as set forth in the Agreement or such other address as any party may designate to the others in accordance with the aforesaid procedure. All notices and other communications shall be deemed to have been given as of the date of deposit in the United States mail or deposit with the overnight delivery service, as the case may be.

       IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its President and Chief Executive Officer thereunto duly authorized.


                                       AirWeb Corporation,
                                       a Delaware Corporation

                                       By: /s/ PATRICK McVEIGH
                                          --------------------------------
                                          Patrick McVeigh
                                          President and Chief Executive Officer


Dated: August 9, 1999




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                               NOTICE OF EXERCISE

TO:    AIRWEB CORPORATION

       1. The undersigned hereby elects to purchase ______________ shares of Series A Preferred Stock of AirWeb Corporation, pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price in full, together with all applicable transfer taxes, if any.

       2. Please issue a certificate or certificates representing said shares of Series A Preferred Stock in the name of the undersigned or in such other name as is specified below:


              --------------------------------------
              (Name)


              --------------------------------------
              (Address)


---------------------              --------------------------------------
(Date)                             (Name of Warrant Holder)


                                   By:
                                      ------------------------------------------

                                   Title:
                                         ---------------------------------------
                                          (name of purchaser, and title and
                                          signature of authorized person)